                                                                    Exhibit 10KK


           SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM NOTE
           ----------------------------------------------------------


$7,500,000                                         Boston, Massachusetts
                                                       December 10, 1993
                                                 as Amended and Restated
                                                 as of February 20, 1996
                                                 as Amended and Restated
                                                  as of October 31, 1996

     FOR VALUE RECEIVED, LOJACK CORPORATION, LOJACK INTERNATIONAL CORPORATION, LOJACK OF NEW JERSEY CORPORATION, RECOVERY SYSTEMS, INC., LOJACK HOLDINGS CORPORATION and LOJACK VENTURE CORPORATION (collectively, the "Borrowers"),
                                                               ---------
hereby jointly and severally promise to pay to THE FIRST NATIONAL BANK OF BOSTON (the "Lender"), or order, at the head office of the Lender at 100 Federal
      ------
Street, Boston, Massachusetts 02110, the principal amount of Seven Million Five Hundred Thousand ($7,500,000) or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans (as defined in the Loan Agreement referred to below) made by the Lender to the Borrowers pursuant to the Loan Agreement dated as of December 10, 1993 by and between the Borrowers and the Lender, as amended as of October 11, 1994, February 20, 1996 and October 31, 1996 and as hereafter amended or extended from time to time the "Loan
                                                                 ----
Agreement"), together with interest thereon at the rate or rates provided in the
---------
Loan Agreement, payable monthly in arrears, without set-off, deduction or counterclaim, on the first Business Day of each month, and at the maturity of this Note, whether by payment or prepayment, acceleration or otherwise.

     Prior to the Conversion Date (as defined in the Loan Agreement) the principal amount hereof may be advanced, repaid and readvanced in accordance with the terms of the Loan Agreement. The principal amount outstanding hereunder on the Conversion Date shall be payable as provided in the Loan Agreement.

     Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under the Loan Agreement (including without limitation overadvances) due to the Borrowers' failure to pay the same in full shall bear interest from and including the due date thereof until paid, at a rate per annum equal to 4% above the rate which then applies to this Note, which interest shall be compounded daily and payable on demand.

     In addition, if a payment of principal or interest hereunder is not made, due to the Borrowers' failure to pay the same in full on its due date, the Borrowers will also pay on demand a late payment charge equal to 5% of the amount of such payment. The foregoing shall in no way affect the Lender's right to exercise any of its rights or remedies, including those provided in Section
8.2 of the Loan Agreement.

     All payments under this Note shall be made at the head office of the Lender at 100 Federal Street, Boston, Massachusetts 02110 (or at such other place as the Lender may designate from time to time in writing) in lawful money of the United States of America in federal or other immediately available funds.

     This Note is the "Note" referred to in , and is entitled to the benefits of, the Loan Agreement (including Exhibits thereto) and all other agreements and instruments evidencing the indebtedness hereunder (the "Loan Documents") which
                                                        ---- ---------
Loan Documents are hereby incorporated herein by reference; but neither this reference to the Loan Documents nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of and interest on this Note as herein provided.

     This Note supersedes and replaces the Amended and Restated Revolving Credit and Term Note in the principal amount of $7,500,000 issued to the Lender by the Borrowers on February 20, 1996 under the Loan Agreement.

     In case an Event of Default (as defined in the Loan Agreement) shall occur, the aggregate unpaid principal of and accrued interest on this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

     The Borrowers hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     THIS INSTRUMENT SHALL HAVE THE EFFECT OF AN INSTRUMENT EXECUTED UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS CONTAINED THEREIN).



WITNESS AS TO ALL:            LOJACK CORPORATION

                              By /s/ Joseph F. Abely
                                -------------------------------------------
                                 Joseph F. Abely, President
[SIGNATURE APPEARS HERE]
--------------------------

                              LOJACK INTERNATIONAL CORPORATION


                              By /s/ Joseph F. Abely
                                -------------------------------------------
                                 Joseph F. Abely, Vice President

                              LOJACK OF NEW JERSEY CORPORATION


                              By /s/ Joseph F. Abely
                                -------------------------------------------
                                 Joseph F. Abely, President


                              RECOVERY SYSTEMS, INC.


                              By /s/ Joseph F. Abely
                                -------------------------------------------
                                 Joseph F. Abely, President


                              LOJACK HOLDINGS CORPORATION


                              By /s/ Joseph F. Abely
                                -------------------------------------------
                                 Joseph F. Abely, President


                              LOJACK VENTURE CORPORATION


                              By: /s/ Joseph F. Abely
                                -------------------------------------------
                                 Joseph F. Abely, President

                           JOINDER TO LOAN AGREEMENT
                           -------------------------

The undersigned, by its execution hereof, hereby becomes a party to, and agrees to be bound by, the Loan Agreement dated as of December 10, 1993, as amended October 11, 1994, February 20, 1996 and October 31, 1996 (as amended, the "Loan
                                                                           ----
Agreement"), among The First National Bank of Boston, LoJack Corporation, LoJack
---------
International Corporation, LoJack of New Jersey Corporation, Recovery System, Inc., and LoJack Holdings Corporation, and shall have all of the rights and obligations of a "Borrower" under the Loan Agreement.

        Executed as a sealed instrument as of October 31, 1996.



                                       LOJACK VENTURE CORPORATION

                                       By: /s/ Joseph F. Abely
                                          ---------------------------------
                                        Name: Joseph F. Abely
                                             ------------------------------
                                        Title: President
                                              -----------------------------